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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.



                Date of Report (Date of Earliest Event Reported):

                                  June 27, 2003



                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




New York                              0-19357                 16-0838627
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(State of Incorporation)      (Commission File Number)     (I.R.S. Employer
                                                          Identification No.)




200 Holleder Parkway, Rochester, New York                        14615
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(Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code            (585) 647-6400
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Item 2. Acquisition of Disposition of Assets.
---------------------------------------------

     On June 27, 2003, the Registrant purchased the general and limited partnership interests in Brazos Automotive Properties, L.P. ("BAP") for approximately $950,000 in cash (the "Lease Buyout"). The Lease Buyout was financed through the Registrant's existing credit facility. BAP holds the title related to 86 properties leased, under an operating lease, to a subsidiary of the Registrant and used in the conduct of the Registrant's auto repair business. BAP also holds the debt, $26.6 million, related to these properties. BAP was established in 1998 for the purpose of acquiring certain properties and leasing them to the Registrant.

     The Lease Buyout will be reflected on the Registrant's balance sheet as property, plant and equipment of approximately $27.5 million and long-term debt of the same amount. The debt bears interest at LIBOR plus a spread equivalent to the Registrant's existing revolving credit facility, is non-amortizing and is due in September 2006.

     The Registrant estimates that annual depreciation expense will increase by approximately $500,000 as a result of the addition of these assets to its balance sheet.

     The purchase of the general partnership interest was completed through the purchase of 100% of the outstanding common stock of Brazos Automotive Properties Management, Inc., the general partner of BAP, from Brazos River Leasing, L. P. The limited partnership interest was acquired from Heller Financial, Inc, the holder of that interest.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Required financial statements related to the transaction described in Item
     2, if any, will be filed withing 60 days of the effective date of that transaction.

(b) Required pro-forma financial information related to the transaction described in Item 2, if any, will be filed withing 60 days of the effective date of that transaction.

(c)  To be filed by amendment.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         MONRO MUFFLER BRAKE, INC.
                                         -------------------------
                                               (Registrant)






July 14, 2003                       By:  /s/ John Van Heel
                                         ---------------------------------------
                                         John Van Heel
                                         Vice President-Finance






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